BARINGS FUNDS TRUST
SUPPLEMENT DATED JUNE 29, 2018
TO THE PROSPECTUS, DATED NOVEMBER 1, 2017,
AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME
Barings Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund
Barings Total Return Bond Fund
Barings Emerging Markets Debt Blended Total Return Fund
Barings Emerging Markets Local Currency Debt Fund
Barings Global High Yield Fund
Barings U.S. High Yield Fund
(the “Funds”)
The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Funds’ Prospectus.
You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge when you redeem your shares. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these sales charges and discounts is available in the Funds’ Prospectus, in Appendix A to the Funds’ Prospectus, and in the Funds’ SAI.
The following is added as Appendix A to the Funds’ Prospectus.
APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS
Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers.
MORGAN STANLEY
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

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Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

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Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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Shares purchased through a Morgan Stanley self-directed brokerage account

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Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

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Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
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Employer-sponsored retirement, deferred compensation and employee benefits plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held at a plan level or at the fund level through an omnibus account of retirement plan record-keeper

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Shares purchased by a 529 Plan that charges sales loads directly to participants outside of the mutual funds included as investment options in the Plan

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Shares purchased through a Merrill Lynch-affiliated investment advisory program

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Shares purchased by third party investment advisors on behalf of their advisory clients through the intermediary’s (Merrill Lynch’s) platform

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Shares of funds purchased through an intermediary (Merrill Lynch) platform, where the fund group has a selling agreement in place that contemplates such load waiver

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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

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Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

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Employees and registered representatives of Merrill Lynch or its affiliates and their family members, provided the waiver is requested by the purchaser at the time of each purchase

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Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus, provided the waiver is requested by the purchaser at the time of each purchase

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A, B, and C Shares available at Merrill Lynch
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Death or disability of the shareholder

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Shares sold as part of a systematic withdrawal plan as described in this Prospectus

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Return of excess contributions from an IRA Account

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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

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Shares sold to pay intermediary (Merrill Lynch) fees and initiated by the intermediary (Merrill Lynch)

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There will be no CDSC charged on the sale of shares acquired through a right of reinstatement

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Shares sold and exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Other Discounts available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent
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Breakpoints as described in this Prospectus

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Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

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Letters of Intent (LOI) are available for purchases within fund families that agree to offer LOIs and disclose such to Merrill Lynch. LOIs allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Please Retain This Supplement for Future Reference